UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

[Amendment No. 1]

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 July 18, 2012

WESTGATE ACQUISITIONS CORPORATION

(Exact name of registrant as specified in its charter)

                           Nevada

000-53084

           87-0639379

(State or other jurisdiction

 (Commission

  (IRS Employer

      of incorporation)

   File Number)

Identification No.)

2681 East Parleys Way, Suite 204, Salt Lake City, Utah 84109

(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

FORM 8-K/A

Section 1 – Registrant’s Business Operations

Item  1.01   Entry into a Material Definitive Agreement.

See Item 2.01 below.

Section 2 – Financial Information

Item  2.01   Completion of Acquisition or Disposition of Assets.

On July 18, 2012, Westgate Acquisitions Corporation (“Westgate”) entered into an assignment agreement with Blue Cap Development Corp., a private Nevada corporation (“Blue Cap”), as reported on Form 8-K on July 24, 2012. Upon completion of the appropriate due diligence and certain other usual conditions, the transaction closed on December 12, 2013.  Under the terms of the assignment agreement, Westgate acquired from Blue Cap certain mining and/or mineral claims and/or leases located in Sections 15, 16, 21, 22, T 8 S, R 15 E, New Mexico Principal Meridian, Soccoro County, New Mexico (the “Claims”).

In anticipation of the assignment agreement, Westgate’s Board of Directors unanimously approved on July 13, 2012 a forward split of its 1.5 million issued and outstanding shares of common stock on a twenty (20) shares for one (1) share basis.  Contemporaneous with the forward stock split, three principal stockholders of Westgate, Edward F. Cowle, H. Deworth Williams and Geoff Williams, agreed to contribute back to Westgate for cancellation an aggregate of 1,250,000 pre-split shares of common stock. The forward stock split and share cancellation was effected on July 18, 2012, which resulted in Westgate having issued and outstanding 5.0 million shares of common stock.

In exchange for Blue Cap assigning the Claims to Westgate, Westgate has issued to Blue Cap 1.0 million unregistered shares of Westgate’s authorized, but previously unissued common stock.  The amount of shares was negotiated between the parties and the 1.0 million shares represent 16.67% of Westgate’s 6.0 million total outstanding shares presently outstanding.  Taking into consideration the cancellation of shares, forward stock split, and issuance of shares for the acquisition of Claims, we presently have issued and outstanding 6.0 million shares of common stock.  All references to common stock herein and in our financial statements have been retroactively restated to incorporate the effect of this stock-split.

Two principals of Blue Cap, Edward F. Cowle and H. Deworth Williams, are principal stockholders of Westgate that owned approximately 59% of Westgate’s common stock prior to the assignment agreement and transactions contemplated thereby.  Because of the related nature of the parties to the transaction, Westgate endeavored to conduct an independent investigation of Blue Cap and the Claims and research the merits and value of acquiring the Claims.

Westgate’s President, Geoff Williams, oversaw the investigation and consulted with outside advisors.  The company researched information and documents related to the Blue Cap Claims and consulted with other persons familiar with the properties and the industry.  Following the review of all available information, we determined that the acquisition of the Claims presents a unique opportunity for the company.  We also believe that the acquisition was accomplished for a fair, negotiated consideration and the acquisition is in the best interest of our stockholders.

We presently intend to request a market maker to apply to have our common stock quoted on the Over-The-Counter Bulletin Board (“OTCBB”) maintained by the Financial Industry Regulatory Authority (“FINRA”) or other trading market. There can be no assurance that the market maker will be successful in such application or that our shares will qualify for trading on the OTCBB or any other trading medium.

BUSINESS OF WESTGATE ACQUISITIONS CORPORATION

Company Background

Westgate was organized on September 8, 1999 in the State of Nevada and, since inception, has been engaged in investigating prospective business opportunities with the intent to acquire or merge with one or more businesses. Management has had broad discretion in its search for and negotiations with any potential business or business opportunity.  In July 2012, we initiated negotiations to acquire the Claims and completed the acquisition on December 12, 2013.

Our principal executive offices are presently located at 2681 East Parleys Way, Suite 204, Salt Lake City, Utah 84109 and our telephone number is (801) 322-3401.

Current Business

Following the closing of the assignment agreement and completion of the acquisition of Claims from Blue Cap, we have become engaged in the mineral exploration business.  We are developing a plan to commence an exploration program for the possibility of deposits of rare earth elements on the Claims.  Rare earth elements are essential for a diverse and expanding array of high-technology applications and for many current and emerging alternative energy technologies, such as electric vehicles, energy-efficient lighting, and wind power.  Examples of products that use rare earth elements are computer hard drives, smart phones, TV screens and wind turbines.  Rare earth elements are also critical for a number of key defense systems such as lasers, radar, missile-guidance systems and other electronics. Management anticipates that the company will need to secure adequate funding to develop and implement an exploration program. There can be no assurance that we will be able to secure the necessary funding to fulfill our goals, or that any future funding will be available on terms favorable to the company, or at all.

Our Claims are located in the State of New Mexico.  According to SEC Industry Guide No. 7, we are classified or considered an exploration stage mining company. This is defined as a company engaged in the search for mineral deposits or reserves of precious and base metal targets, which are not in either the development or production stage.

We own and control a 100% interest in 8 BLM mineral lease claims, approximately 21 acres located in Sections 15, 16, 21, 22, T 8 S, R 15 E, New Mexico Principal Meridian, Soccoro County, New Mexico. The 8 lode mining claims are held for the purpose of exploration for gold, silver and rare earth mineralization deposits and are located near existing exploration projects by other mining companies.  Title to the Claims has been assigned to Westgate.

We have engaged the services of Minex Exploration to conduct preliminary studies of claims.  We intend to conduct exploration activities on the properties in phases. We plan to explore for rare earth, gold, silver and other minerals on the property covering an area of approximately 21 acres.  There can be no assurance that a commercially viable mineral deposit exists on our property or at all.  Extensive exploration will be required before we can make a final evaluation as to the economic and legal feasibility of any potential deposit.

Exploration Properties

Our mineral lease properties are located in the Lemitar Mountain range in Soccoro County, New Mexico.  The area is generally characterized by an average elevation of approximately 5500 feet and is made up of gentle rising hills and ridges to about 6200 feet to the west and 5600 feet to the east. The ridges and elevation decrease to the south to an elevation of 5800 feet. The highest elevation in the district is Polvadera Mountain at an elevation of  7292 feet, located approximately 6000 feet due North West of our claims.

Terrain

The terrain is moderate rolling to steep, lightly vegetated with grass, juniper and several species of cactus. Outcrop composes approximately 45% of the claim block, with the remainder composed of loose talus, dirt and cobble sized cover. The elevation varies from 5500 feet on the east and southeast, to nearly 6200 feet in the north and northwest

All of our claims are located in one block in a semi-remote area with no infrastructure in place.  The only access to the properties is by historic gravel or dirt roads and trails.  There is no current access to water or power, although we do not foresee a need during the first phases of exploration.  Typically, all contract personnel carry their own water and have portable generators for their operations, including phase two drill programs.  Drilling operators supply tanker trucks for their water needs.

In the event an ore body is discovered as a result of our exploration programs, significant additional funding would be necessary to proceed.  In order to satisfy this need, we anticipate seeking a strategic partnership or joint venture with a much larger mining company in order to fund additional heavy exploration drilling, feasibility studies and establishing mining operations. A feasibility study would detail the costs to provide all infrastructure including, but not limited to, pumping water from underground sources or building lakes to hold such water needs, building electrical lines to the area for needed power or using stand alone large generator systems to provide necessary power. It is our intent to remain an exploration company and to seek a partner to further develop and operate our properties.  Presently, there can be no assurance that we will discover minerals in a commercially viable amount or that we would be able to secure a strategic partner to provide necessary funding to become operational.

Regulatory Requirements

In order to maintain the company’s claims and/or leases, we must make annual maintenance fee payments to the Bureau Land Management (“BLM”) and State of New Mexico, due the 1st of September of each year.  Payment to the BLM is $140 per claim. We currently own 8 BLM mineral leases.

Phase one of our exploration program, completing a preliminary geological report on our BLM mineral lease claims, require no permits or bonding, provided there is no surface land disturbance of more than one-third acre.  Phase two, provided preliminary geological reports are favorable, will proceed with a drill program to confirm mineralization on these target areas from the surface to depth.  If initial core samples show evidence of rare earth mineralization, a geological, grid maps will be produced to lay out an extensive drill program to define a potential mineable ore body.  Phase two will require an “Access and Land Use Permit” from the BLM and State of New Mexico.  Generally, this will require about 30 days for the filing process and cost approximately $12,000 for a bond to assure the reclamation of the subject areas.  We anticipate that processing the paperwork for the permit and securing the requisite bond can be completed during the first quarter of 2014 so that the permits can be in place to begin phase two during the second quarter of 2014.

Maps of Properties

The follow are maps (figure 1) and pictures of the company’s properties.

DeLorme
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MINING CLAIM MAP

CAP 3-12, 14-16 Lode Mining Claims

Located in Sections 15,16,21,22,23,26, and 27, T8S R15E, New Mexico Principal Meridian Lincoln County New Mexico

The type of corner and location monuments used: 2"x2" wooden posts

Locator:

WESTGATE AQUISITIONS CORP
2681 Parleys Way Ste 204
Salt Lake City UT 84109

Located: May 2010

Data use subject to license.
© 2004 DeLorme. XMap®/GIS Editor.
www.delorme.com

History

Property Location and Description:

The Lemitar Property is located 4.75 miles west of Lemitar, in Socorro County,  New Mexico, in Sec. 6, T 1S, R1W, New Mexico Principal Meridian. The property consists of 8 lode mining claims, LEM 1- 8. The claims block is located on public land under the administration of the BLM. The Lemitar Property is bounded by state land to the west, BLM land to the south, east and northeast, and private land to the northwest. (Figure 1, property map). A long history of mining is associated with the area. Historic and producing mines are found throughout Socorro and adjoining counties. The New Mexico Institute of Mining and Technology is also located in Socorro.

Geology:

The complex Pre Cambrian geology of the Lemitar Mountains is intruded by carbonatite veins dating to the Ordovician (McLemore, 1985). The claim block is generally underlain by undifferentiated igneous rocks including the Polvadera Granite to the North, Lemitar Diorite/Gabbro, and Biotite Granite along the center of the block, and Muscovite-Biotite Granite along the southern boundary. The carbonatite intrusives are characterized as dark brown to grey, fine grained intrusives which often display preserved intrusive contacts and chilled margins. The veins are randomly oriented throughout the claim block, and range from less than 1 cm to over 1.5 m, with a strike length of cm’s to tens of meters.  Veins were identified by field observation and the scintilometer readings. Zones of radioactivity were identified using the scintilometer as a mapping tool, as there was no outcrop present. These zones may represent a buried vein or the complete erosion of a carbonatite vein and assimilation into the surrounding country rock.

Field assay results were representative of the contacts between the host rock which was generally non reactive or radioactive, and the distinct secondary intrusive suite of carbonatite veins which were radioactive.

Because we currently lack the requisite funds to fully explore our mineral claims, we will have to obtain additional funding to fully complete our business plan.  In order to raise capital, the most likely method available to us would be the private sale of securities.  Because we are a development stage company, it is unlikely that we could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender.  There can be no assurance that we will be able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on acceptable terms.  It may be necessary for officers, directors or principal stockholders to advance funds and we intend to hold expenses to a minimum and accrue expenses as possible until such time as adequate funding is secured. Further, directors and officers will defer any compensation until such time as our business warrants and adequate funds are available.  As of the date hereof, we have not made any arrangements or definitive agreements for additional funding.

We do not intend to hire employees in the immediate, with the possible exception of part-time clerical assistance on an as-needed basis.  Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis.  Management is confident that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months.  Also, we do not anticipate making any significant capital expenditures until we can successfully complete an acquisition or merger.

In the event our exploration program is successful and an ore body is discovered, significant additional funding would be necessary to proceed.  In order to satisfy this need, we anticipate seeking a strategic partnership or joint venture with a much larger mining company in order to fund additional heavy exploration drilling, feasibility studies and establishing mining operations. A feasibility study would detail the costs to provide all infrastructure including, but not limited to, pumping water from underground sources or building lakes to hold such water needs, building electrical lines to the area for needed power or using stand alone large generator systems to provide necessary power. It is our intent to remain an exploration company and to seek a partner to further develop and operate our properties.  Presently, there can be no assurance that we will discover minerals in a commercially viable amount or that we would be able to secure a strategic partner to provide necessary funding to become operational.

We anticipate needing to raise additional funds during the next 12 months to complete our exploration commitments.

TOTAL FUNDING REQUIREMENTS -- 35,800

Phase one of our exploration plan is intended to define possible mineralized zones on our properties, which will further define potential drill targets. We will seek a mineral exploration report from a qualified, licensed geologist, which will describe in detail all of the exploration data, testing results and all other operations performed on the properties as well as a definitive further exploration program with suggested costs to enter into and perform the next phase of the expected exploration.

We estimate that exploration expenditures to complete the initial phase will be approximately $19,300. Each phase of our proposed exploration will be assessed to determine whether the results warrant further work. If exploration results on the initial phases do not warrant drilling or further exploration, we will suspend operations on the property. We will then seek additional exploration properties and additional funding with which to conduct the work. In the event that we are unable to obtain additional financing or additional properties, we may not be able to continue active business operations.

Historically, we have incurred operating losses and will not be able to exist indefinitely without securing additional operating funds. In the view of our independent auditors, we require additional funds to maintain our operations and these conditions raise substantial doubt about our ability to continue as a going concern.

PLAN OF OPERATIONS

Our plan of operation reflects our objectives and anticipated growth for the next 12 months and beyond, identifying cash requirements to fulfill our business objectives.  We will need to raise additional funds during the next 12 months to complete our exploration commitments and to pay for general business expenses. We believe current funds are sufficient to complete requisite initial geological reports as well as cover general and administrative expenses for at least the next six months.  However, we estimate that we will need up to an additional $50,000 during the next twelve months to complete the second phase of exploration and to commence an exploration program on our properties including the cost to exercise the option to acquire the additional claims and general expenses.  We intend to explore a possible private placement of our securities and/or debt financing to raise the additional fund, although no definitive plan has been formulated and there can be no assurance that we will be able to realize the necessary funds.

In the event we complete our planned initial exploration programs and successfully identify a mineral deposit, we will need substantial additional funds for drilling and engineering studies to determine whether the mineral deposit is commercially viable. If we are unable to raise additional funds for this work, we would be unable to proceed, even if a mineral deposit is discovered.

We anticipate that exploration on our properties will be conducted as Phase One (A) and Phase One (B).

Phase One (A)

Goal:  Review existing work, check filing status (county, BLM), property visit, Geochem sampling grid pattern for target identification and comprehensive property assessment, preliminary geology map, Plan of Operations development and completion.

Phase One (B)

Goal:  Based on Phase One (A) results, refine targets, locate and perform trenching, obtain metallurgical samples for milling and processing tests. Complete geological and geochemical mapping based on new trench results and ground time. Rank targets, investigate mills, processing options etc. Complete all needed permitting for sampling, trench work, access and related tasks.

Phase One (A) – Estimated Exploration Costs:

•

OFFICE: Publication review, filing review, phone work. Geologist 6 hrs

$     450

•

FIELD: 10 days

-Geologist+Field Assistant.[geo-$500/day, tech-$300/day for 10 days

$  8,000

-Lodging [2 rooms Carizozo, 8 nights

$  1,100

-Flights [two round trip avg]

$  1,200

-Contingency[10%]

$  1,100

•

SUPPLIES

-Truck Rental[10 days at avg of $175/day]

$  1,750

-ATV Rental[10 days at $100/day]

$  1,000

-Analytical tools[xrf, scintillometer, etc]

$  1,000

-Sample bags[rock and soil geochem bags]

$     100

-Miscellaneous supplies[as needed]

$     400

•

ANALYSIS

-Blanks and Standards[1 blank, 2 standards]

$     250

-Shipping costs[to lab or return]

$     250

-Analysis[~300 samples at ~$10/sample]

$  3,000

•

REPORTING AND RESEARCH

-Report final, Phase One (A)

-Geology report

-Updated maps

-Assay data plotted/contoured

-Data base completed

-Geologist, office time-~20 hrs

$  1,500

TOTAL PHASE ONE (A)

$21,100

Phase One (B) – Estimated Exploration Costs:

•

FIELD

-Mechanical trenching, ~1000 ft

-Geologist and assistant [3 days at $800/day] **

$  2,400

-Geological mapping and map production

-Geologist[5 days at $500/day] **

$  2,500

-Sampling

-Further infill sampling based on Phase I(A) results

$     500

•

SUPPLIES

-Trackhoe rental, Kubota KX91 or equivalent [6 days at $300/day]

$  1,800

-Sampling supplies[as needed]

$     400

-Truck Rental[10 days at avg of $175/day]

$  1,750

-ATV Rental[10 days at $100/day]

$  1,000

-Contingency[10%]

$  1,100

•

ANALYSIS

- Analysis[~150 samples at ~$10/sample]

$  1,500

-Shipping

$     250

•

REPORTING AND FINALISATION

-Final property report

-Maps in original and digital format

-Comprehensive database of work results to date

-Geologist and assistant

$  1,500

TOTAL PHASE ONE (B)

$14,700

Our total exploration expenditures for Phase One (A) and Phase One (B) are expected to be approximately $35,800. We currently have approximately $25,000 in available funds. Each phase of our proposed exploration will be assessed to determine whether the results warrant further work. If exploration results on the initial phases do not warrant drilling or further exploration, we will suspend operations on the property. We will then seek additional exploration properties and additional funding with which to conduct the work. In the event that we are unable to obtain additional financing or additional properties, we may not be able to continue active business operations.

Historically, we have incurred operating losses and will not be able to exist indefinitely without securing additional operating funds. In the view of our independent auditors, we require additional funds to maintain our operations and these conditions raise substantial doubt about our ability to continue as a going concern.

We will not be conducting any product research or development over the next 12 months and do not expect to purchase any plant or significant equipment during that time. We do not have employees and do not expect add employees over the next 12 months, except for possible consultants and part-time clerical help. We anticipate that our current management team will satisfy our requirements for the foreseeable future.

Competition

The exploration for and exploitation of mineral reserves is highly competitive with many local, national and international companies in the marketplace. We must compete against several established companies in the industry that are better financed and/or who have closer working relationships with productive mining companies. We will most likely seek a strategic relationship with a more established and larger mining company to provide assistance in developing our property into production, if exploration results so warrant. We have not entered into any agreements with any third parties to produce any minerals from our property, nor have we identified any potential partners in that regards, nor is there any assurance we will be able to secure such agreements. If we are unable to identify and/or partner with any third parties to assist us in attaining production grade minerals, we will likely be unsuccessful in producing any such minerals.

Government Regulation

Because we are engaged in the mineral exploration activities, we are exposed to many governmental and environmental risks associated with our business. We are currently in the initial exploration stages and management has not determined whether significant site reclamation costs will be required.

Environmental and other government regulations at the federal, state and local level may include:

●

surface impact;

●

water acquisition and treatment;

●

site access;

●

reclamation;

●

wildlife preservation;

●

licenses and permits; and

●

maintaining the environment.

Regulatory compliance in the mining industry is complex and the failure to meet and satisfy various requirements can result in fines, civil or criminal penalties or other limitations.

In the event we are able to secure funding necessary to implement a bona fide exploration program, we will be subject to regulation by numerous governmental authorities. In order to maintain our claims, we must make annual payments to the BLM and the State of New Mexico.  If we proceed to phase two drilling, we must secure an Access and Land Use Permit. Subsequently, operating and environmental permits will be required from applicable regulatory bodies using technical applications filed by us. The failure or delay in obtaining regulatory approvals or licenses will adversely affect our ability to explore our property and otherwise carry out our business plan.

Any exploration or production on United States Federal land will have to comply with the Federal Land Management Planning Act, which has the effect generally of protecting the environment. Any exploration or production on private property, whether owned or leased, will have to comply with the Endangered Species Act and the Clean Water Act. The costs of complying with environmental concerns under any of these acts vary on a case-by-case basis. In many instances the cost can be prohibitive to development. Environmental costs associated with a particular project must be factored into the overall cost evaluation of whether to proceed with the project.

There are no costs to us at the present time except for annual fee payments related to the claims and reclamation bonding requirements of the Bureau of Land Management in connection with compliance with environmental laws. However, because we anticipate engaging in natural resource projects, these costs could occur at any time and the potential liability extensive.

Trademarks and Copyrights

We do not own any patents, trademarks or copyrights.

Employees

We presently do not have any employees and do not anticipate adding employees until our business operations and financial resources so warrant. We consider our current management to be sufficient to satisfy our requirements for the foreseeable future. Our exploration program will be contracted to independent, qualified engineering and consulting firms.

Facilities

We currently use as our principal place of business the business office of our President and director, Geoff Williams, in Salt Lake City, Utah. We have no written agreement and currently pay no rent for use of the facilities. At such time as our business warrants and we have sufficient funds, we will likely secure commercial office space from which to conduct business. We have no current plans to secure such commercial office space.

Employee Stock Plan

We have not adopted any kind of stock or stock option plan for employees at this time.

Legal Proceedings.

There are no material pending legal proceedings to which the company or any subsidiary is a party, or to which any property is subject and, to the best of our knowledge, no such action against us is contemplated or threatened.

MANAGEMENT

Executive Officers and Directors

Our executive officers and directors are as follows:

Name	Age	Position Held with Westgate

Geoff Williams	45	President, CEO and Director

Rachel Winn	43	Secretary/Treasurer and Director

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of directors.  We have not compensated directors for service on the board of directors or any committee thereof, but directors are entitled to be reimbursed for expenses incurred for attendance at meetings of the board and any committee thereof.  However, directors may defer their expenses and/or take payment in shares of our common stock.  As of the date hereof, no director has accrued any expenses or compensation.  Officers are appointed annually by the board of directors and each executive officer serves at the discretion of the board.  We do not have any standing committees.

No director, officer, affiliate or promoter of our company has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment, or decree involving the violation of any state or federal securities laws.

Directors currently devote only such time to company affairs as needed.  The time devoted could amount to as little as 1% of the time they devote to their own business affairs, or if business conditions ultimately warrant, they could possibly elect to devote their full time to our business.  Presently, there are no other persons whose activities are material to our operations.

Currently, there is no arrangement, agreement or understanding between management and non-management stockholders under which non-management stockholders may directly or indirectly participate in or influence the management of our affairs.  Present management openly accepts and appreciates any input or suggestions from stockholders.  However, the board of directors is elected by the stockholders and the stockholders have the ultimate say in who represents them on the board.  There are no agreements or understandings for any officer or director to resign at the request of another person and none of the current offers or directors of are acting on behalf of, or will act at the direction of any other person.

The business experience of each of the persons listed above during the past five years is as follows:

Geoff Williams.  Mr. Williams has served as a director and President of our company since its inception in September 1999. From 1994 to the present, Mr. Williams has been a representative of Williams Investments Company, a Salt Lake City, Utah financial consulting firm involved in facilitating mergers, acquisitions, business consolidations and financings.  Mr. Williams attended the University of Utah and California Institute of the Arts.  Mr. Williams also serves as our principal financial officer and principal accounting officer.

Mr. Williams served as a director, President and C.E.O. of Greyhound Commissary, Inc., now known as Tanke Biosciences Corp., from September 1999 until he resigned in February 2010.  Mr. Williams also served as a director of U.S. Rare Earths, Inc. from November 29, 2011 to August 27, 2012 and has served as President a director of Protect Pharmaceutical Corporation since February 14 2012.

Rachel Winn.  Ms. Winn graduated from East High school in 1988. She then went on to work at a Reservations Network in Park City, Utah from 1988 until 1991. Her duties there included typing, filing, reception and property management. She subsequently became the Client Services Coordinator at the law firm of Ray Quinney & Nebeker until 2007, when she accepted a position at Adult Beverage Control Systems, supervising the Northern portion of the Salt Lake Valley until 2009.

Presently, Rachel is the Assistant Office Manager at Williams Investment Company, in Salt Lake City. Outside of her office duties, she also serves as a member, and principal shareholder of Fortune Viniculture, LLC.  Recently, Ms. Winn has been elected to the Board of Directors of Uplift Nutrition, Inc. serving as a Director.

Code of Ethics

We currently do not have a code of ethics. During the current fiscal year, we do intend to adopt a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions

Executive Compensation

We have not had a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors. We have not paid any salaries or other compensation to officers, directors or employees for the years ended December 31, 2011 and 2012. Further, we have not entered into an employment agreement with any of our officers, directors or any other persons and no such agreements are anticipated in the immediate future. We expect that directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. As of the date hereof, no person has accrued any compensation.

Certain Relationships and Related Transactions

There have been no material transactions during the past two fiscal years between our Company and any officer, director, nominee for election as director, or any stockholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individuals' immediate families.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this report

We are a development stage company and, prior to the closing of the assignment agreement, we had no assets and limited operations.  Ongoing expenses, including the costs associated with the preparation of reports and filing with the SEC, have been paid for by advances from stockholders, which are evidenced on our financial statements as payable-related party.  Historically, we have required only minimal capital to maintain our corporate viability, although following the completion of the assignment agreement our financial requirements will increase significantly.  Our current immediate financial needs will most likely be provided by officers and directors, although there is no agreement related to future funds and there is no assurance such funds will be available.

Results of Operations

Years Ended December 31, 2012 and 2011

We have not reported revenues since inception and incurred a net loss of $24,699 for the year ended December 31, 2012, compared to a loss of $22,994 for the year ended December 31, 2011.  We have a cumulative net loss of $134,583 since inception through December 31, 2012.  The increase in net loss for 2012 is attributed primarily to an increase in professional expenses for accounting and legal fees related to our requisite periodic filings with the SEC and the Blue Cap transaction.

Three Months Ended September 30, 2013 and 2012

During the three month period ended September 30, 2013, we realized a net loss of $9, for the three months ending September 30, 2012 to $7,820 for the three months ending September

490 compared to a $5,805 loss during the three months ended September 30, 2012.  The results for the three months ending September 30, 2013 are due to the increase in interest expense to $1,670 from $1,639 for the 2012 period, due to increased loans from stockholders, and the increase in general and administrative expenses, from $4,166 30, 2013. The increase in general and administrative expenses was attributed to a increase in legal and accounting costs during the period related to requisite SEC filings.

Nine Months Ended September 30, 2013 and 2012

During the nine month period ended September 30, 2013, we incurred a net loss of $13,270 compared to a $19,716 loss during the nine months ended September 30, 2012.  The results for the nine months ending September 30, 2013 are due to the increase in interest expense to $5,010 from $4,640 for the 2012 period, due to increased loans from stockholders, and due to a gain on forgiveness of accounts payable from $-0- for the three months ending September 30, 2012 to $9,595 for the three months ending September 30, 2013. Also contributing to the increased loss was the increase in general and administrative expenses, from $15,076 for the nine months ending September 30, 2012 to $17,855 for the nine months ending September 30, 2013. The decrease in general and administrative expenses was attributed to a decrease in legal and accounting costs during the period related to requisite SEC filings.

Liquidity and Capital Resources

Expenses incurred during 2011 and 2012 and the for first nine months of 2013 have been paid for by a stockholder.  At September 30, 2013 we had a note payable - related party of $71,816 compared to $66,816 at December 31, 2012.  Accrued interest on the related party note payable increased from $21,567 at December 31, 2012 to $26,577 at September 30, 2013, reflecting ongoing interest on the note payable. Also, during this same period, accounts payable decreased from $10,500 to $9,295.

At December 3, 2013, we had cash on hand of $25,000.  Management estimates that we will require approximately an additional $50,000 to fully implement our current business plan.  We expect to incur numerous expenses in our efforts to commence an exploration and drilling program. There is no assurance that we will be able to secure necessary financing, or that any financing available will be available on terms acceptable to us, or at all.  Any additional offerings of our stock will dilute the holdings of our then-current stockholders. If alternative sources of financing are required, but are insufficient or unavailable, we will be required to modify our growth and operating plans in accordance with the extent of available funding. At the present time, we do not intend to obtain any debt financing from a lending institution. If necessary, our board of directors or other stockholders may agree to loan funds to the company, although there are no formal agreements to do so.

At September 30, 2013, we had a stockholders’ deficit of $107,653 compared to a stockholders' deficit of $98,883 at December 31, 2012.  The increase in stockholders' deficit at September 30, 2013 is attributed to ongoing business expenses, particularly legal and accounting expenses, and increases in notes payable – related party and the interest thereon.

In the opinion of management, inflation has not and will not have a material effect on our operations until such time as we successfully complete an acquisition or merger.  At that time, management will evaluate the possible effects of inflation related to our business and operations following a successful acquisition or merger.

Net Operating Loss

We have accumulated a net operating loss carryforwards of approximately $52,382 at of December 31, 2012.  This loss carry forward may be offset against future taxable income through the year 2032.  The use of these losses to reduce future income taxes will depend on the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards.  In the event of certain changes in control, there will be an annual limitation on the amount of net operating loss carryforwards that can be used.  No tax benefit has been reported in the financial statements for the year ended December 31, 2012 or the nine months ended September 30, 2013 because it has been fully offset by a valuation reserve.  The use of future tax benefit is undeterminable because we presently have no operations.

Recent Accounting Pronouncements

The company has evaluated recent accounting pronouncements and their adoption has not had nor is not expected to have a material impact on the company’s financial position or statements.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have, or are reasonably likely to have, a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Critical Accounting Policies

JOBS Act

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”) and, as such, will be subject to reduced public company reporting requirements.

The JOBS Act provides that, so long as a company qualifies as an “emerging growth company,” it will, among other things:

●

be exempt form the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting;

●

be exempt from the “say on pay” and “say on golden parachute” advisory vote requirements of the Dodd-Frank Wall Street Reform and Customer Protection Act (the “Dodd-Frank Act”), and certain disclosure requirements of the Dodd-Frank Act relating to compensation of its chief executive officer and be permitted to omit the detailed compensation discussion and analysis from proxy statements and reports filed under the Securities Exchange Act of 1934; and

●

instead provide a reduced level of disclosure concerning executive compensation and be exempt from any rules that may be adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotations or a supplement to the auditor’s report on the financial statements.

It should be noted that notwithstanding our status as an emerging growth company, we would be eligible for these exemptions as a result of our status as a “smaller reporting company” as defined by the Securities Exchange Act of 1934.

Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably elected not to take advantage of the benefits of this extended transition period and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

The JOBS Act reduces certain disclosure requirements for “emerging growth companies,” thereby decreasing related regulatory compliance costs. We presently qualify as an emerging growth company and may continue to qualify as an “emerging growth company” for up to five years. However, we would cease to qualify as an emerging growth company if:

•

we have annual gross revenues of $1.0 billion or more in a fiscal year;

•

we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•

we become a “large accelerated filer”, defined by the SEC as a company with a word-wide public float of its common equity of $700 million or more.

Upon the occurrence of any of the above, we would not be able to take advantage of the reduced regulatory requirements and any associated cost savings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the best of our knowledge, as of December 16, 2013, with respect to (i) each person known by us to own beneficially more than 5% of the outstanding common stock, (ii) each director and executive officer, and (iii) all directors and officers as a group.

For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger.  “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.  The number of shares outstanding is 6,000,000.  Unless otherwise indicated, the address of each person below will be c/o 2681 East Parleys Way, Suite 204, Salt Lake City, Utah 84109.

Name and Address

Amount and Nature of

  Percent

of Beneficial Owner

 Beneficial Ownership

 of Class(1)

     Directors and Officers

Geoff Williams *

2,000,000

33.3%

      5% Stockholders

Edward F. Cowle *

2,000,000

33.3%

Blue Cap Development Corp.(2)

1,000,000

16.7%

H. Deworth Williams

684,000

11.4%

All directors and officers

2,000,000

33.3%

   a group (2 persons)

 *

Director and/or executive officer

Note:

Unless otherwise indicated, we have been advised that each person above has sole voting power over the shares indicated above.

(1)

Based upon 6,000,000 shares of common stock outstanding on December 16, 2013.

(2)

Blue Cap Development Corp. is a private Nevada corporation that is principally owned by Edward F. Cowle and H. Deworth Williams, who have voting and investment control over the company.

DESCRIPTION OF SECURITIES

Common Stock

We have authorized 20 million shares of common stock, par value $0.00001 per share.  All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights.  Each share of common stock entitles the holder thereof:

●

to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders;

●

to participate equally and to receive any and all such dividends as may be declared by the board of directors; and

●

to participate pro rata in any distribution of assets available for distribution upon liquidation.

Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities.  Our common stock is not subject to redemption and carries no subscription or conversion rights.

MARKET PRICE OF, AND DIVIDENDS ON, OUR COMMON EQUITY

AND OTHER STOCKHOLDER MATTERS

There is currently no public trading market for our common stock.  We intend to contact a broker-dealer to make an initial application to FINRA to have our shares quoted on the OTC Bulletin Board or other comparable trading medium.  The application will consist of current corporate information, financial statements and other documents as required by Rule 15c2-11 of the Securities Exchange Act of 1934.  As of the date hereof, there are approximately 33 stockholders of record of our common stock.

Inclusion on the OTCBB will permit price quotations for our shares to be published by that service. Although we intend to request that an application to the OTCBB be submitted, we do not anticipate a public trading market in our shares in the immediate future. Any future secondary trading of our shares may be subject to certain state imposed restrictions.  Except for the application to the OTCBB, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of our securities. There can be no assurance that our shares will be accepted for trading on the OTCBB or any other recognized trading market. Also, there can be no assurance that a public trading market will develop following acceptance by the OTCBB or at any other time in the future or, that if such a market does develop, that it can be sustained.

The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state.

Penny Stock Rule

It is unlikely that our securities will be listed on any national or regional exchange or The Nasdaq Stock Market in the foreseeable future.  Therefore our shares most likely will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the "penny stock" rule.  Section 15(g) sets forth certain requirements for broker-dealer transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions.  Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is:

●

registered and traded on a national securities exchange meeting specified criteria set by the SEC;

●

authorized for quotation on The Nasdaq Stock Market;

●

issued by a registered investment company;

●

excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets; or

●

exempted from the definition by the SEC.

A broker-dealer who sells penny stocks to a person other than an established customer or accredited investor is subject to additional sales practice requirements.  An accredited investor is generally defined as a person with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, a broker-dealer must make a special suitability determination for the purchase of such securities and must receive the purchaser's written consent to the transaction prior to the purchase.  Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market.  A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.  Finally, a monthly statement must be sent to the client disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks.  Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock and may affect the ability of stockholders to sell their shares.

These requirements may be considered cumbersome by broker-dealers and could impact the willingness of a particular broker-dealer to make a market in our shares, or they could affect the value at which our shares trade. Classification of the shares as penny stocks increases the risk of an investment in our shares.

Rule 144

Rule 144, promulgated under the Securities Act of 1933, is the common means for stockholders to resell restricted securities and for affiliates, to sell their securities, either restricted on non restricted (control) shares.  Rule 144 was amended by the SEC on February 15, 2008.  Some of our current outstanding common shares are deemed restricted securities.

Under the amended Rule 144, an affiliate of a company filing reports under the Exchange Act who has held their shares for more than six months, may sell in any three-month period an amount of shares that does not exceed the greater of:

●

the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

●

1% of the shares then outstanding.

Sales by affiliates under Rule 144 are also subject to certain requirements as to the manner of sale, filing appropriate notice and the availability of current public information about the issuer.

A non-affiliate stockholder of a reporting company who has held their shares for more than six months, may make unlimited resales under Rule 144, provided only that the issuer has available current public information about itself.  After a one-year holding period, a non-affiliate may make unlimited sales with no other requirements or limitations.

An important exception to the above described availability of the amended Rule 144 is that Rule 144 is not available for either a reporting or non-reporting shell company, unless the company:

●

has ceased to be a shell company;

●

is subject to the Exchange Act reporting obligations;

●

has filed all required Exchange Act reports during the preceding twelve months; and

●

at least one year has elapsed from the time the company filed with the SEC current Form 10 type information reflecting its status as an entity that is not a shell company.

Because prior to closing the assignment agreement we were classified as a “shell” company, our stockholders who currently hold restricted shares of common stock, will not be able to rely on Rule 144 until one year after we cease to be a shell company and have filed with the SEC adequate information that we are no longer a shell company.  The information included in this Form 8-K is intended to be adequate information and, accordingly, our stockholders, both affiliates and non affiliates, will be eligible to use Rule 144 after one year from the filing of this report.

We cannot predict the effect any future sales under Rule 144 may have on the market price of our common stock, if a market for our shares develops, but such sales may have a substantial depressing effect on such market price.

Dividends Policy

We have never declared cash dividends on our common stock, nor do we anticipate paying any dividends on our common stock in the foreseeable future.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the “NRS”) and our bylaws.  Under the NRS, director immunity from liability to a company or its stockholders for monetary liabilities applies automatically, unless it is specifically limited by a company's articles of incorporation, which is not the case with our articles of incorporation.

Excepted from that immunity are:

(1)

a willful failure to deal fairly with our Company or our stockholders in connection with a matter in which the director has a material conflict of interest;

(2)

a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful;

(3)

a transaction from which the director derived an improper personal profit; and

(4)

willful misconduct.

Our bylaws provide that we will advance all expenses incurred by any director who was, or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding.  This applies to civil, criminal, administrative or investigative proceedings, by reason of the fact that person is, or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advancement of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise. The board of directors may authorize the corporation to indemnify and advance expense to any officer, employee, or agent of the corporation who is not a director to the extent permitted by law.

If a claim for indemnification against such liabilities, other than payment by us of expenses incurred or paid by one of our directors, officers, or controlling persons in the successful defense of any action, suit or proceeding, is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act, and we will be governed by the final adjudication of such issue.

Item 3.02

Unregistered Sales of Equity Securities.

On December 12, 2013, the Company issued 1,000,000 shares of its authorized, but previously unissued common stock to Blue Cap Development Corp, upon closing of the acquisition agreement. For accounting purposes, we have valued the shares issued for consideration of the acquired Claims at par value. The shares were issued in a private transaction to Blue Cap, whose principals are familiar with Westgate’s business and financial condition, pursuant to exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933.  The principals of Blue Cap have had direct contact with Westgate and its management and/or possessed adequate information concerning the company and the requisite level of knowledge and sophistication to evaluate the merits of the company.  No form of solicitation document was used in the issuance of the securities. The shares of common stock are considered restricted securities and certificates representing the shares must contain a legend restricting further transfer unless the shares are first registered or qualify for an exemption.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2013, Nancy Ah Chong tendered her resignation as a director and Secretary/Treasurer.  She was originally appointed as a director in September 2006.  Ms Ah Chong’s resignation was for personal reasons and was effective immediately.  At the time of her resignation, there were no disagreements between Ms. Ah Chong and the company on any matter relating to the company's operations, policies or practices.

Also on October 3, 2013, the Board of Directors appointed Rachel Winn to become and serve as a new director and Secretary/Treasurer, effective immediately.  Ms. Winn’s resume is included above under Item 2.01.

Item 5.06 Change in Shell Company Status

As explained more fully in Item 2.01 of this Current Report on Form 8-K, the company was a “shell company” (as such term defined in Rule 12b-2 under the Exchange Act) immediately before the closing of the definitive assignment agreement on December 12, 2013.  As a result consummating the assignment agreement involving the acquisition of certain mining Claims located in New Mexico, we have become engaged in the mineral exploration business.  We are developing a plan to commence an exploration program for the possibility of deposits of rare earth elements on the Claims.  Management anticipates that the company will need to secure adequate funding to develop and implement an exploration program. There can be no assurance that we will be able to secure the necessary funding to fulfill our goals, or that any future funding will be available on terms favorable to the company, or at all. Detailed information of the assignment agreement and business of the company is set forth under the “Business of Westgate Acquisitions Corporation” heading of Item 2.01 above.

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1(1)

Assignment Agreement with Blue Cap Development Corporation

99.1

Financial statements for Westgate Acquisitions Corporation for the fiscal year ended December 31, 2012

99.2

Financial statements for Westgate Acquisitions Corporation for the quarterly period ended September 30, 2013

(1)

Included in Form 8-K filed with the SEC on  July 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westgate Acquisitions Corporation

Date:  December 16, 2013

By:     S/ GEOFF WILLIAMS

Geoff Williams

Chief Executive Officer